UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 4, 2016

VAPIR ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-185083	27-1517938
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2365 Paragon Dr., Suite B

San Jose, California 95131

(Address of principal executive offices)

(800) 841-1022

(Registrant’s telephone number, including area code)

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation of Previous Independent Registered Public Accounting Firm

On April 4, 2016, the Board of Directors of Vapir Enterprises, Inc. (the “Company”) dismissed Li and Company, PC. (“Li & Co.”) as its independent registered public accountant, effectively immediately.

Li & Co.’s reports on our financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. However, the reports contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the fiscal years ended December 31, 2015 and 2014 and through Li & Co.’s dismissal on April 7, 2016 there were (1) no disagreements with Li & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Li & Co., would have caused Li & Co. to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

A copy of Li & Co.’s resignation letter stating that there have been no disagreements with the Company over accounting issues or accounting policies is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the acceptance of Li & Co.’s resignation as our independent registered public accounting firm, the Board of Directors of the Company appointed D. Brooks and Associates CPA's, P.A. (“D. Brooks”) as our independent registered public accounting firm.

During the years ended December 31, 2015 and 2014 and through the date hereof, neither the Company nor anyone acting on its behalf consulted D. Brooks with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that D. Brooks concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 22, 2016, Shadi Shayegan, the Company’s Corporate Secretary was dismissed from her position as the Corporate Secretary.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit No.	Description
16.1	Letter from Li & Company, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 14, 2016

VAPIR ENTERPRISES, INC.

By:	/s/ Hamid Emarlou
Hamid Emarlou Chief Executive Officer